Exhibit 10.1

Note and Warrant Amendment

This Note and Warrant Amendment (“Amendment”) is made and entered into as of November 15, 2011, by and among The Brainy Brands Company, Inc., a Delaware corporation (the “Company”), and the parties identified on the signature page hereto (“Subscribers”).  Capitalized terms used but not defined herein will have the meanings assigned to them in the Subscription Agreements (as defined below).

WHEREAS, the Company and Subscribers entered into Subscription Agreements dated as of November 24, 2010,  April 18, 2011, and August 11, 2011 (“August Offering”) (each a “Subscription Agreement”);

WHEREAS, pursuant to the Subscription Agreements, the Company issued to the Subscribers secured convertible promissory notes (“Notes”) and Warrants (the “Warrants”);

WHEREAS, in connection with the Second Closing of the August Offering, the Conversion Price of the Notes was reduced to $0.20 and the Purchase Price for each Warrant Share was reduced to $0.20; and

WHEREAS, the Company desires to reduce the reduce the Conversion Price of the Notes to $0.08 and the Purchase Price of the Warrant Shares to $0.08;

NOW, THEREFORE, the Company and the Subscribers hereby agree as follows:

1.           Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Subscription Agreements shall have the meanings given to such terms in the Subscription Agreements.

2.           Reduction of Conversion Price and Purchase Price. The Conversion Price of the Notes and the Purchase Price of the Warrant Shares is hereby reduced to $0.08, subject to further adjustment as set forth in the Notes and the Warrants.

3.           Full Force and Effect.   Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Transaction Documents or of any right, power or remedy of the Subscribers, or constitute a waiver of any provision of the Transaction Documents (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith and any other agreement to which the Subscribers may be parties to, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.  Except as set forth herein, the Subscribers reserve all rights, remedies, powers, or privileges available under the Transaction Documents and any other agreement to which the Subscribers may be parties to, at law or otherwise.  This Amendment shall not constitute a novation or satisfaction and accord of the Transaction Documents or any other document, instrument and/or agreement executed or delivered in connection therewith and any other agreement to which the Subscribers may be parties to.  This Amendment shall be included in the definition of the Transaction Documents.

4.           Holding Period.  The Company acknowledges and agrees that the holding period of the Securities issued pursuant to the Transaction Documents for purposes of Rule 144 under the Securities Act of 1933 remains unaffected by the terms and transactions described in this Amendment, and is not reset or restarted in any way as a result of the terms and transactions described in this Amendment.

5.           Agreement.  Each of the undersigned states that he has read the foregoing Amendment and understands and agrees to it.

6.           Counterparts.  This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to any other party, it being understood that all parties need not sign the same counterpart.  In the event that any signature is delivered electronically, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were an original thereof.

7.           Governing Law.  This Amendment will be governed by and interpreted in the same manner as the Transaction Documents.

8.           Amendments.  This Amendment and any term hereof may be changed, waived, discharged or terminated in the same manner as the Transaction Documents.

9.           Severability.   The invalidity or unenforceability of any provision hereof will in no way affect the validity or enforceability of any other provision.

[Signature page to follow]

IN WITNESS WHEREOF, the Company and the undersigned have caused this Amendment to be executed as of the date first written above.

THE BRAINY BRANDS COMPANY INC. the “Company”

By:	/s/ John Benfield

“SUBSCRIBERS”

ALPHA CAPITAL ANSTALT		WHALEHAVEN CAPITAL FUND LIMITED

By:	/s/ Konrad Ackerman	By:	/s/ Eric Weisblum
	Name: Konrad Ackerman		Name: Eric Weisblum
	Title: Director		Title:

	Principal Amount of Notes held: $500,000 (11/24/10)		Principal Amount of Notes held: $500,000 (11/24/10)
	Principal Amount of Notes held: $137,500 (4/18/11)		Principal Amount of Notes held: $125,000 (4/18/11)
	Principal Amount of Notes held: $137,500 (5/20/11)		Principal Amount of Notes held: $125,000 (5/20/11)
	Principal Amount of Notes held: $72,800 (8/11/11)		Principal Amount of Notes held: $65,000 (8/11/11)
	Principal Amount of Notes held: $75,000 (9/23/11)		Principal Amount of Notes held: $25,000 (9/23/11)

FLM HOLDINGS LLC		FJD HOLDINGS LLC

By:	/s/ Samuel DelPresto	By:	/s/ Frank D’Agostino Jr.
	Name: Samuel DelPresto		Name: Frank D’Agostino Jr.
	Title: Managing Member		Title: Managing Member

	Principal Amount of Notes held: $206,488.89 (11/24/10)		Principal Amount of Notes held: $250,000 (11/24/10)
Principal Amount of Notes held: $150,000 (4/18/11)
Principal Amount of Notes held: $150,000 (5/20/11)
Principal Amount of Notes held: $25,000 (9/23/11)

BRILLIANT SINO INVESTMENT LIMITED

By:	/s/ Andrew Lee
Name: Andrew Lee
Title: Director

Principal Amount of Notes held: $300,000 (5/5/11)
Principal Amount of Notes held: $10,000 (9/23/11)

BRIO CAPITAL L.P.		EDWARD KARR

By:	/s/ Shaye Hirsch	/s/ Edward Karr
Name: Shaye Hirsch
Title: Managing Partner

	Principal Amount of Notes held: $150,000 (11/24/10)	Principal Amount of Notes held: $100,000 (11/24/10)
	Principal Amount of Notes held: $37,500 (4/18/11)	Principal Amount of Notes held: $10,000 (9/23/11)
Principal Amount of Notes held: $37,500 (5/20/11)
Principal Amount of Notes held: $20,800 (8/11/11)
Principal Amount of Notes held: $10,000 (9/23/11)

ADVENTURE VENTURES LLC		OSHER CAPITAL PARTNERS LLC

By:	/s/ Ari Kluger	By:	/s/ Ari Kluger
Name:
Title:

	Principal Amount of Notes held: $125,000 (11/24/10)		Principal Amount of Notes held: $125,000 (11/24/10)
	Principal Amount of Notes held: $36,400 (8/11/11)		Principal Amount of Notes held: $62,500 (4/18/11)
Principal Amount of Notes held: $62,500 (5/20/11)

MAIELLA INVESTMENT HOLDINGS LLC		BRISTOL INVESTMENT FUND, LTD.

By:	/s/ Gerard Adams	By:	/s/ Paul Kessler
	Name: Gerard Adams		Name: Paul Kessler
	Title:		Title: Director

	Principal Amount of Notes held: $150,000 (11/24/10)		Principal Amount of Notes held: $280,000 (11/24/10)
Principal Amount of Notes held: $50,000 (4/18/11)
Principal Amount of Notes held: $50,000 (5/20/11)
Principal Amount of Notes held: $25,000 (8/11/11)
Principal Amount of Notes held: $25,000 (9/23/11)

BRISTOL CAPITAL ADISORS PROFIT SHARING PLAN		BRISTOL CAPITAL, LLC

By:	/s/ Gerard Adams	By:	/s/ Paul Kessler
	Name: Gerard Adams		Name: Paul Kessler
	Title: Authorized Signatory		Title: Manager

	Principal Amount of Notes held: $40,000 (11/24/10)		Principal Amount of Notes held: $80,000 (11/24/10)
Principal Amount of Notes held: $50,000 (4/18/11)
Principal Amount of Notes held: $50,000 (5/20/11)

BRISTOL CAPITAL ADISORS PROFIT SHARING PLAN		BRISTOL CAPITAL, LLC

By:	/s/ Gerard Adams	By:	/s/ Paul Kessler
	Name: Gerard Adams		Name: Paul Kessler
	Title: Authorized Signatory		Title: Manager

	Principal Amount of Notes held: $40,000 (11/24/10)		Principal Amount of Notes held: $80,000 (11/24/10)
Principal Amount of Notes held: $50,000 (4/18/11)
Principal Amount of Notes held: $50,000 (5/20/11)

WHALEHAVEN OPPORTUNITIES FUND L.P.		AMPERSAND MANAGEMENT AS TRUSTEE OF THE MUNT TRUST

By:	/s/ Eric Weisblum	By:	/s/ Jean Paul Le Coeq/Isabelle Spaeth
	Name: Eric Weisblum		Name: Jean Paul Le Coeq/Isabelle Spaeth
	Title: Partner		Title: Authorized Signatories

	Principal Amount of Notes held: $25,000 (4/18/11)		Principal Amount of Notes held: $25,000 (4/18/11)
	Principal Amount of Notes held: $25,000 (5/20/11)		principal Amount of Notes held: $25,000 (5/20/11)

CANYONS TRUST		PARK INVESTMENT HOLDINGS, LLC

By:	/s/ James F. Heekin Jr.	By:	/s/ Steven Spiegel
	Name: James F. Heekin Jr.		Name: Steven Spiegel
	Title: Its Trustee		Title:

	Principal Amount of Notes held: $50,000 (4/18/11)		Principal Amount of Notes held: $37,500 (4/18/11)
	Principal Amount of Notes held: $25,000 (5/20/11)		principal Amount of Notes held: $37,500 (5/20/11)

The Company represents and acknowledges that the Subscribers whose signatures are appended to this Amendment constitute a Majority in Interest.

THE BRAINY BRANDS COMPANY INC. the “Company”

/s/ John Benfield
By: John Benfield